UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2022 (March 8, 2022)

ABERDEEN STANDARD GOLD ETF TRUST

(Exact name of registrant as specified in its charter)

New York	001-34441	26-4587209
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o abrdn ETFs Sponsor LLC 712 Fifth Avenue, 49th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

(844) 383-7289
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Aberdeen Standard Physical Gold Shares ETF	SGOL	NYSE Arca

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Depositary Trust Agreement

On March 8, 2022, abrdn ETFs Sponsor LLC, the sponsor (the “Sponsor”) of the Aberdeen Standard Gold ETF Trust (the “Trust”), entered into an Amendment (the “Trust Amendment”) to the Depositary Trust Agreement (the “Trust Agreement”) with The Bank of New York Mellon, in its capacity as Trustee of the Trust (the “Trustee”). The Trust Amendment reflects the following changes, effective as of March 31, 2022, as approved and directed by the Sponsor on behalf of the Trust: (1) the changes in the name of the Trust, effective March 31, 2022, from Aberdeen Standard Gold ETF Trust to abrdn Gold ETF Trust and the change in the name of the shares issuable by the Trust (the “Shares”), effective March 31, 2022, from Aberdeen Standard Physical Gold Shares ETF to abrdn Physical Gold Shares ETF (the “ETF Name Changes”); and (2) the change in the name of the Sponsor from “Aberdeen Standard Investments ETFs Sponsor LLC” to “abrdn ETFs Sponsor LLC,” which occurred on March 1, 2022 (the “Sponsor Name Change”, and collectively with the ETF Name Changes, the “Name Changes”).

The foregoing description of the Trust Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Trust Amendment, which is filed as Exhibit 4.1 to this report and is incorporated by reference herein.

Amendment to Allocated Account Agreement

On March 11, 2022, the Trustee entered into an Amendment (the “Allocated Account Amendment”) to the Allocated Account Agreement with JPMorgan Chase Bank, N.A., the Trust’s Custodian (the “Custodian”), and the Sponsor (the “Allocated Account Agreement”). The Allocated Account Amendment reflects the following changes, effective as of March 31, 2022, as approved and directed by the Sponsor on behalf of the Trust: (1) the Name Changes; and (2) the addition of a new “Replacement of Bullion” section, which requires that, upon a determination by the Custodian that any Bullion credited to the Allocated Account does not comply with the Rules, the Custodian shall as soon as practical replace such Bullion with Bullion which complies with the Rules. Capitalized terms used but not defined in the preceding sentence shall have the respective meanings ascribed thereto by the Allocated Account Agreement.

The foregoing description of the Allocated Account Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Allocated Account Amendment, which is filed as Exhibit 10.1 to this report and is incorporated by reference herein.

Amendment to Unallocated Account Agreement

On March 11, 2022, the Trustee entered into an Amendment (the “Unallocated Account Amendment”) to the Unallocated Account Agreement with the Custodian and the Sponsor (the “Unallocated Account Agreement”). The Unallocated Account Amendment reflects the Name Changes, effective as of March 31, 2022, as approved and directed by the Sponsor on behalf of the Trust.

The foregoing description of the Unallocated Account Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Unallocated Account Amendment, which is filed as Exhibit 10.2 to this report and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Depositary Trust Agreement

The information set forth in Item 1.01 relating to the Trust Agreement, is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit 4.1	Fourth Amendment to the Depositary Trust Agreement dated March 8, 2022

Exhibit 10.1	Fourth Amendment to Allocated Account Agreement dated March 11, 2022

Exhibit 10.2	Fourth Amendment to Unallocated Account Agreement dated March 11, 2022

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERDEEN STANDARD GOLD ETF TRUST

By: abrdn ETFs Sponsor LLC,
Sponsor of the Aberdeen Standard Gold ETF Trust

Date: March 14, 2022	By:	/s/Andrea Melia
Andrea Melia
Chief Financial Officer and Treasurer*

*	The Registrant is a trust and Ms. Melia is signing in her capacities as officer of abrdn ETFs Sponsor LLC, the Sponsor of the Registrant.